[SENESCO LETTERHEAD]


                                                November 28, 2003



Michael C. Caska, President
Sands Brothers International, Ltd.
90 Park Avenue
New York, New York 10016

Ronald Stein, Senior Vice President
Investment Banking/Capital Markets
Stanford Group Company
201 South Biscayne Boulevard
Suite 1200
Miami, Florida 33131

Dear Sirs:

     This letter agreement (this "Agreement") confirms our understanding that each of the undersigned, Sands Brothers International, Ltd. ("Sands") and Stanford Group Company ("Stanford") (Sands and Stanford are referred to herein individually as a "Finder" and collectively as the "Finders"), have been engaged by Senesco Technologies, Inc. (the "Company"), to act as co-managing finders in connection with a private offering and sale of the Company's common stock, $0.01 par value per share (the "Common Stock"), and warrants to purchase shares of Common Stock (the "Warrants"), having an aggregate offering amount of a minimum of $3,000,000 and a maximum of $3,500,000, with an overallotment option of $1,000,000, exercisable at the sole discretion of the Company (the "Offering").

     1.   Services.
          --------

     1.1 The Finders shall use their reasonable commercial efforts to introduce the Company to qualified institutional buyers and accredited investors (referred to herein as a "Purchaser" or collectively, the "Purchasers"), which may purchase Common Stock and Warrants of the Company (the "Securities"), on the following terms and conditions (a "Transaction"):

          (a) Common Stock, offered at a 25% discount to the Company's public market price, which shall be calculated by computing the volume-weighted average closing price of the Common Stock for a period of ten days prior to the date upon which all parties hereto have executed this Agreement (the "ten-day VWAP"); and

          (b) Warrants to purchase shares of Common Stock in an amount equivalent to 35% of the number of shares of Common Stock issued to the Purchaser, with a term of five (5) years and immediately exercisable at an exercise price of 120% of the ten-day VWAP.

     1.2 All services provided by the Finders under this Agreement shall be at the Finders' cost and risk. The Finders' sole compensation, if any, shall be the compensation as set forth in Section 3 below.

     1.3 The Company acknowledges that the Finders' responsibilities shall be limited to the foregoing, and that the Finders (i) shall have no authority to enter into any Transaction with a Purchaser, (ii) shall have no responsibility to participate or assist in any negotiations between any potential Purchaser and the Company, and (iii) shall have no responsibility for fulfilling any reporting or filing requirements of the Company pursuant to applicable federal and state securities laws. In addition, the Company expressly acknowledges and agrees that the Finders' obligations hereunder are on a reasonable commercial efforts basis only and that the execution of this Agreement does not constitute a commitment by the Finders to purchase the Securities or any other securities of the Company and does not ensure the successful sale of the Securities.

     1.4 Notwithstanding anything in this Agreement to the contrary, the Company shall have the sole and absolute discretion to accept or not accept the terms of any Transaction. Neither the Company nor any of its affiliates shall have any liability whatsoever to the Finders or any other person or entity resulting from its decision not to enter into a proposed Transaction, regardless of the terms of the proposed Transaction.

     2.   Term and Termination.
          --------------------

     2.1  This  Agreement  shall take  effect as  of the  date   written  below,
provided that it is executed by the Finders and delivered to the Company pursuant to Section 9 below, and shall continue until the earlier of (i) the date of the closing of the Offering or (ii) December 31, 2003. Thereafter, this Agreement may be extended in writing at the election of the Company.

     2.2  This Agreement may be terminated:

          (a)  By a Finder, but only with respect to such Finder,

               (i) without cause, upon thirty (30) days' written notice of termination to the Company; or

               (ii) if the Company breaches any of its obligations under this Agreement and fails to remedy such breach within fifteen
                     (15) days after written notice of such breach is provided to the Company; and

          (b)  By the Company, with respect to a particular Finder,

               (i) without cause, upon thirty (30) days' written notice of termination to such Finder; or

               (ii) if such Finder breaches any of its obligations under this Agreement and fails to remedy such breach within fifteen
                     (15) days after written notice of such breach is provided to such Finder.

     2.3 It is specifically understood by the Finders and by the Company that if one party shall duly exercise its right of termination under Section 2.2, none of the parties shall be entitled to any compensation or claim for goodwill or other loss, cost or expense which either of them may suffer or claim to have suffered by reason of termination of this Agreement.

     2.4 Following termination of this Agreement, the Company shall have no further responsibility to the Finders except to (i) pay commissions then due, and (ii) pay when they become due commissions on any Transaction accepted by the Company prior to termination, which is scheduled to close and is actually closed within thirty (30) days of the effective date of termination of this Agreement. Except as expressly stated herein, the Company shall have no liability for commissions with respect to any Transaction entered into by the Company after the effective date of termination of this Agreement.

     3.   Compensation.
          ------------

     In consideration of the Finders' services, the Finders shall be entitled to receive, and the Company hereby agrees to pay to the Finders, the following:

     3.1  Upon  the  closing  of  a  Transaction   with  a  Purchaser   directly
attributable to an introduction made by a Finder to the Company, such Finder shall receive the following (the "Transaction Fee"):

          (a) five percent (5%) of the aggregate gross proceeds raised by such Finder, payable in cash as the proceeds are received by the Company from each Transaction; and

          (b) warrants to purchase such number of shares of Common Stock equivalent to five percent (5%) of the aggregate number of shares of Common Stock sold by such Finder. Such warrants shall be issued upon the closing of the Offering, shall have a term of five years, and shall be immediately exercisable, at an exercise price equal to 120% of the ten-day VWAP.

     3.2 For purposes of clarity, each Finder shall only be entitled to receive a Transaction Fee relating to that portion of the aggregate gross proceeds invested by Purchasers directly attributable to an introduction made by that particular Finder to the Company. In the event of a dispute between the Finders, the Company shall make the final determination with respect to the allocation of the Transaction Fee between Finders. In no event shall the Company be obligated to pay an aggregate Transaction Fee to the Finders greater than the amounts set forth in Section 3.1 above.

     3.3 The Finder's Transaction Fee shall have been earned upon consummation of a Transaction with a Purchaser that occurs as a result of this Agreement; provided, that, the Transaction is consummated during the term of this Agreement
--------  ----
or within thirty (30) days from the termination of this Agreement.

     3.4  All parties shall be  responsible  for their own expenses  incurred in
connection   with  the  execution  of  this   Agreement  and  the   transactions
contemplated hereby.

     3.5 The Company agrees to pay the reasonable, documented, actual fees and expenses of the Lead Investor (as defined below), including reasonable legal fees and expenses for which a detailed billing statement is provided, up to a maximum aggregate amount of $10,000. For purposes of this Section 3.5, the Lead Investor shall be the first Purchaser to close a Transaction with aggregate gross proceeds to the Company of at least $1,000,000. The Company shall reimburse the Lead Investor only after receiving the proceeds from such Transaction, upon receipt of adequate documentation for such fees and expenses.

     4.   Information.
          -----------

     In  connection  with the Finders'  engagement  hereunder,  the Company will furnish the Finders and any prospective Purchaser with any information concerning the Company that the Company reasonably deems appropriate and will provide the Finders and any prospective Purchaser with reasonable access to the Company's officers and directors, subject to the execution of the Company's standard form of non-disclosure agreement. In addition, the Finders shall be kept fully informed of any events that are reasonably likely to have a material effect on the financial condition of the Company. The Company acknowledges that the Finders will not undertake any "due diligence" investigation and will be using and relying upon the information supplied by the Company and its officers, agents and others, and any other publicly available information concerning the Company.

     5.   Confidentiality.
          ---------------

     Whereas it is desirable and necessary to exchange documents and information with respect to the business and products of the Company and the business and products of the Finders, the parties hereby shall and do subscribe to the terms of confidentiality set forth in Schedule A attached hereto.
                                ----------

     6.   Restrictive Covenants.
          ---------------------

     6.1 Each party acknowledges and agrees that the rights granted to the other in this Agreement are non-exclusive, and that, without limiting the generality of the foregoing, nothing in this Agreement shall be deemed or construed to prohibit either party herein from participating in similar business arrangements as those described herein.

     6.2 Except as expressly set forth in Section 6.3, neither this Agreement nor any Transaction contemplated by this Agreement shall be construed as granting to the Finders any license or right in or to any patent, copyright, trademark or other proprietary right of the Company.

     6.3 Each Finder shall conduct its business under its own name. The Finders shall not use any trademarks or tradenames of the Company in any manner, except as authorized in writing by the Company or in connection with the use of literature supplied by the Company. The Finders shall discontinue such usage upon the termination of this Agreement.

     6.4 All originals and photocopies or any other forms of records, computer records and printouts, and any other material and/or equipment furnished to and/or maintained by the Finders in connection with the performance of services under this Agreement shall remain the property of the Company and shall be returned to the Company upon demand or immediately upon termination of this Agreement.

     6.5 Each of the Finders, severally and not jointly, represents and warrants that its performance of all the terms of this Agreement and its duties as an independent contractor will not breach any invention assignment agreement, confidential information agreement, non-competition agreement or other agreement or other obligation with any present or former client or other party. Each of the Finders, severally and not jointly, further represents and warrants that it has not and will not bring to the Company or use in the performance of their duties for the Company any documents or materials of a present or former client or other party that are not generally available to the public.

     7.   Independent Contractor Status.
          -----------------------------

          7.1 Each of the Finders expressly understands and agrees that its relationship to the Company is that of an independent contractor and not that of an employee, officer, agent or otherwise. The Finders shall have no restrictions on their ability to provide services to companies other than the Company, except as stated herein. The Finders have no authority to accept any order or to bind or obligate the Company in any way or to renew any debt or obligation for or on account of the Company without the Company's prior written consent. The Finders will not, without specific prior written authority from the Company, act in any way, either directly or indirectly, as the Company's agent or representative.

          7.2 In addition to Section 8 below, each of the Finders, severally and not jointly, represents and warrants to the Company that it has complied and hereafter will comply with all federal, state and local laws and regulations governing such Finder's business and the performance of such Finder's obligations hereunder, including, without limitation, obtaining and maintaining all licenses and permits required to conduct such Finder's business. The Finders shall comply with all laws that are in effect in any jurisdiction in which they operate.

          7.3 The Finders expressly understand and agree that the Company will not make any deductions whatsoever from amounts due to the Finders pursuant to this Agreement for federal, state or local taxes, FICA, FUTA, state unemployment tax or any other tax, withholding or payment obligation. Each of the Finders, severally and not jointly, represents and warrants to the Company that it has complied and hereafter will comply with all applicable income and other tax laws of any federal, state or local government authority. The Finders will indemnify and hold the Company harmless for any damage, loss, cost and expense, including reasonable attorney fees, arising from the Finders' breach of Section 7.2 and this Section 7.3.

          7.4 The Finders expressly understand and agree that the Company will provide no benefits of any nature whatsoever to the Finders. Without limiting the generality of the foregoing, the Finders expressly understand and agree that the Company will not provide to the Finders any health insurance, pension benefits, paid vacation, holidays or sick leave, disability insurance or any other benefit that may be made available to the Company's employees from time to time.

     8.   Compliance with Law.
          -------------------

     Each of the Finders has not taken, and will not take, any action, directly or indirectly, that may cause an Transaction to fail to be entitled to exemption from registration under the U.S. federal securities laws, or applicable state securities or "blue sky" laws, or the applicable laws of the foreign countries in which the Securities will be offered or sold. Each of the Finders, severally and not jointly, further represents that, pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), it is a registered broker or dealer as those terms are defined under Section 3(a) of the 1934 Act. The Company shall be responsible for any costs and expenses associated with filings, applications or registrations with any governmental or regulatory body, including, without limitation, those associated with any sales pursuant to Regulation D under the 1933 Act, "blue sky" laws, and the laws of the foreign countries in which the Securities will be offered or sold that are required to be made by the Company.

     9.   Notices; No Waiver.
          ------------------

          9.1 All notices and other communications hereunder shall be deemed given upon (a) the sender's confirmation of receipt of a facsimile transmission to the recipient's facsimile number set forth below, (b) confirmed delivery by a standard overnight carrier to the recipient's address set forth below, or (c) delivery by hand to the recipient's address set forth below (or, in each case, to or at such other facsimile number or address for a party as such party may specify by notice given in accordance with this Section 9.1):

               (a)  If to the Company,  to:

                    Bruce C. Galton President and Chief Executive Officer Senesco Technologies, Inc.
                    303  George Street, Suite 420
                    New  Brunswick, New Jersey 08901
                    Fax: (732) 296-9292

               With a copy to:

                    John F. Cinque, Esq.
                    Hale and Dorr LLP
                    650 College Road East
                    Princeton, New Jersey 08540
                    Fax: (609) 750-7700

               (b)  If to the Finders, to:

                    Michael C. Caska, President
                    Sands Brothers International, Ltd.
                    90 Park Avenue
                    New York, New York 10016
                    Fax: (212) 697-8035

                    Ronald Stein, Senior Vice President
                    Investment Banking/Capital Markets
                    Stanford Group Company
                    201 South Biscayne Boulevard
                    Suite 1200
                    Miami, Florida 33131
                    Fax: (305) 347-9116

          9.2 Neither the failure nor any delay by either the Company or the Finders to exercise any right, remedy, power or privilege under this Agreement shall operate or be construed as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver with respect to any occurrence be construed as a waiver with respect to any other occurrence. No waiver of any right, remedy, power or privilege under this Agreement shall be effective unless such waiver is in writing signed by the party to be charged thereby.

     10.  General Provisions.
          ------------------

          10.1 This Agreement contains the entire agreement and understanding between the parties with respect to the subject matter hereof, and supersedes any and all prior and contemporaneous agreements and understandings. This Agreement may not be amended or modified except in writing signed by the parties to the Agreement.

          10.2 Each party to this Agreement represents, agrees and warrants that it will perform all other acts and execute and deliver all other documents that may be necessary or appropriate to carry out the intent and purpose of this Agreement.

          10.3 The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected by or rendered invalid or unenforceable because any other provision of this Agreement may be held to be invalid or unenforceable in whole or in part.

          10.4 The Company agrees to indemnify the Finders and related persons in accordance with the indemnification provisions annexed hereto as Schedule B,
                                                                     ----------
the provisions of which are incorporated herein in their entirety.

          10.5 This Agreement shall be deemed to have been made and delivered in New York City and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York. Each party hereto (a) agrees that any legal suit, action or proceeding arising out of or relating to this letter shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (b) waives any objection, which any party may have now or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The parties hereto further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in The United States District Court for the Southern District of New York. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

          10.6 Each of the Finders acknowledges that the Company is entering into this Agreement in reliance upon the personal reputation, qualifications and abilities of the present owner or owners of their business and operations, and accordingly, they may not assign their rights or obligations under this Agreement, either voluntarily or by operation of law, except with the prior written consent of the Company. A Change in Control (as defined below) shall be deemed to be an assignment for this purpose.

          For purposes of this Section 10.6, Change in Control shall mean (a) a merger or consolidation in which (i) the Finder is a constituent party, or (ii) a subsidiary of the Finder is a constituent party and the Finder issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Finder or a subsidiary of the Finder in which the holders of capital stock of the Finder immediately prior to such merger or consolidation continue to hold immediately following such merger or consolidation more than

50% by voting power of the capital stock of or ownership interest in (A) the surviving or resulting entity or (B) if the surviving or resulting entity is a wholly owned subsidiary of another entity immediately following such merger or consolidation, the parent entity of such surviving or resulting entity; or (b) the sale, in a single transaction or series of related transactions, (i) by the Finder of all or substantially all the assets of the Finder (except where such sale is to a wholly owned subsidiary of the Finder) or (ii) by the stockholders of the Finder of more than 50% by voting power of the then-outstanding capital stock of the Finder.

          10.7 Stanford acknowledges and agrees that this Agreement satisfies the Company's obligation to provide it with the opportunity to act as the exclusive managing agent of the Company in the event the Company proposes to sell, exchange, pledge, hypothecate or dispose of any equity or debt securities through a private placement or public offering, as set forth in that certain Securities Purchase Agreement by and between the Company and Stanford Venture Capital Holdings, Inc., dated January 16, 2002, and hereby forever releases the Company from any and all claims arising under such agreement with respect to the matters contemplated hereunder.

          10.8 The covenants and agreements of the Finders and the Company set forth in this Agreement shall survive the termination of this Agreement, which covenants and agreements shall remain in full force and effect thereafter in accordance with the terms hereof.

          10.9 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, which together shall constitute one and the same agreement.

                                  * * * * * * *

     If the foregoing is acceptable to you, please sign and return the enclosed copy of this letter to my attention.

                              Very truly yours,

                              SENESCO TECHNOLOGIES, INC.

                              By: /s/ Bruce C. Galton
                                  -------------------------------
                                  Name:    Bruce C. Galton
                                  Title:   President and Chief Executive Officer

AGREED AND ACCEPTED:

SANDS BROTHERS INTERNATIONAL LTD.

By: /s/ Michael C. Caska
    ----------------------------------------
    Name: Michael C. Caska
    Title:   President


STANFORD GROUP COMPANY

By: /s/ Ronald Stein
    ----------------------------------------
    Name:  Ronald Stein
    Title:  Senior Vice President

                                   SCHEDULE A
                                   ----------


                   INFORMATION TO BE SUPPLIED; CONFIDENTIALITY

     In connection with the Finders' activities on behalf of the Company, the Company will furnish the Finders with all financial and other information regarding the Company that the Finders reasonably believe appropriate to their assignment (all such information so furnished by the Company, whether furnished before or after the date of this Agreement, being referred to herein as the "Information"). The Company will provide the Finders with reasonable access to the officers, directors and employees of the Company. The Company recognizes and agrees that the Finders (i) will use and rely primarily on the Information and information available from generally recognized public sources in performing the services contemplated by this Agreement without independently verifying the Information or such other information, (ii) do not assume responsibility for the accuracy of the Information or such information, and (iii) will not make an appraisal of any assets or liabilities owned or controlled by the Company or its market competitors.

     For the purpose of, the Agreement, "Information" shall mean and include all contracts and agreements and the terms thereof, to which the Company may be a party; all internal non-public business and financial information, analyses, forecasts and projections of the business of the Company and any direct or indirect operating subsidiary, all business plans of the Company and its subsidiaries; all pending or proposed proposals for new or renewed contracts, including responses by the Company to RFPs; the names, business and financial arrangements of any contract to which the Company is a party; the names and terms of employment relationships between the Company and any of its operating subsidiaries with any employees; all detail and back up information relating to actual, pro forma or forecasted operations; and all data or information prepared by the Company at the request of the Finders.

     The Finders will maintain the confidentiality of the Information and, unless and until such information shall have been made publicly available by the Company or by others without breach of a confidentiality agreement, shall disclose the information only as authorized by the Company or as required by law or by order of a governmental authority or court of competent jurisdiction. In the event that the Finders are legally required to make disclosure of any of the Information, the Finders will give notice to the Company prior to such disclosure, to the extent that the Finders can practically do so.

     The foregoing paragraph shall not apply to information that:

     o at the time of disclosure by the Company is, or thereafter becomes, generally available to the public or within the industries in which the Company or the Finders or their affiliates conduct business, other than as a direct result of a breach by the Finders of their obligations under this Agreement;

     o prior to or at the time of disclosure by the Company, was already in the possession of, or conceived by, the Finders or any of their affiliates, or could have been developed by them from information then in their possession, by the application of other information or techniques in their possession, generally available to the public, or available to the Finders or their affiliates other than from the Company;

     o at the time of disclosure by the Company or thereafter, is obtained by the Finders or any of their affiliates from a third party who the Finders reasonably believe to be in possession of the information not in violation of any contractual, legal or fiduciary obligation to the Company with respect to that information; or

     o    is independently developed by the Finders or their affiliates.

     Nothing in this Agreement shall be construed to limit the ability of the Finders or their affiliates to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory or any other business relationship with entities other than the Company, notwithstanding that such entities may be engaged in a business which is similar to or competitive with the business of the Company, and notwithstanding that such entities may have actual or potential operations, products, services, plans, ideas, customers or suppliers similar or identical to the Company's, or may have been identified by the Company as potential merger or acquisition targets or potential candidates for some other business combination, cooperation or relationship. The Company expressly acknowledges and agrees that it does not claim any proprietary interest in the identity of any other entity in its industry or otherwise, and that the identity of any such entity is not confidential information.

                                   SCHEDULE B
                                   ----------

                                 INDEMNIFICATION

     Recognizing that matters of the type contemplated in this engagement sometimes result in litigation and that the role of the Finders is advisory, the Company agrees to indemnify and hold harmless each of the Finders, their affiliates and their respective officers, directors, employees, agents and controlling persons (collectively, the "Indemnified Parties"), from and against any losses, claims, damages and liabilities, joint or several, related to or arising in any manner out of any transaction, financing, proposal or any other matter (collectively, the "Matters") contemplated by the engagement of the Finders hereunder, and will promptly reimburse the Indemnified Parties for all expenses (including fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim related to or arising in any manner out of Matters contemplated by the engagement of the Finders hereunder, or any action or proceeding arising therefrom (collectively, "Proceedings"), whether or not such Indemnified Party is a formal party to any such Proceeding. Notwithstanding the foregoing, the Company shall not be liable in respect of any losses, claims, damages, liabilities or expenses that a court of competent jurisdiction shall have determined by final judgment resulted solely from the gross negligence or willful misconduct of an Indemnified Party. The Company further agrees that it will not, without the prior written consent of the Finders, settle, compromise or consent to the entry of any judgment in any pending or threatened Proceeding in respect of which indemnification may be sought hereunder (whether or not the Finders or any Indemnified Party is an actual or potential party to such Proceeding), unless such settlement, compromise or consent includes an unconditional release of a Finder and each other Indemnified Party hereunder from all liability arising out of such Proceeding.

     The Company agrees that if any indemnification or reimbursement sought pursuant to this letter were for any reason not to be available to any Indemnified Party or insufficient to hold it harmless as and to the extent contemplated by this letter, then the Company shall contribute to the amount paid or payable by such Indemnified Party in respect of losses, claims, damages and liabilities in such proportion as is appropriate to reflect the relative benefits to the Company and its stockholders on the one hand, and the Finders on the other, in connection with the Matters to which such indemnification or reimbursement relates or, if such allocation is not permitted by applicable law, not only such relative benefits but also the relative faults of such parties as well as any other equitable considerations. It is hereby agreed that the relative benefits to the Company and/or its stockholders and to the Finders with respect to the Finders' engagement shall be deemed to be in the same proportion as (i) the total value paid or received or to be paid or received by the Company and/or its stockholders pursuant to the Matters (whether or not consummated) for which the Finders are engaged to render financial advisory services bears to
(ii) the fees paid to the Finders in connection with such engagement. In no event shall the Indemnified Parties contribute or otherwise be liable for an amount in excess of the aggregate amount of fees actually received by the Finders pursuant to such engagement (excluding amounts received by the Finders as reimbursement of expenses).

     The Company further agrees that no Indemnified Party shall have any liability (whether direct of indirect, in contract or tort or otherwise) to the Company for or in connection with the Finders' engagement hereunder except for losses, claims, damages, liabilities or expenses that a court of competent jurisdiction shall have determined by final judgment resulted solely from the gross negligence or willful misconduct of such Indemnified Party. The indemnity, reimbursement and contribution obligations of the Company shall be in addition to any liability which the Company may otherwise have and shall be binding upon and inure to the benefit of any successors. assigns, heirs and personal representatives of the Company or an Indemnified Party.

     The indemnity, reimbursement, contribution provisions set forth herein shall remain operative and in full force and effect regardless of (i) any withdrawal, termination or consummation of or failure to initiate or consummate the Matters referred to herein, (ii) any investigation made by or on behalf of any party hereto or any person controlling (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended) any party hereto, (iii) any termination or the completion or expiration of the Agreement or the Finders' engagement and (iv) whether or not the Finders shall, or shall not, be called upon to render any formal or informal advice in the course of such engagement.